                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement            [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                  Commission Only (as permitted
[ ]  Definitive Additional Materials             by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    United Financial Banking Companies, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1.  Title of each class of securities to which transaction applies:


             -------------------------------------------------------------------
         2.  Aggregate number of securities to which transaction applies:


             -------------------------------------------------------------------
         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


             -------------------------------------------------------------------
         4.  Proposed maximum aggregate value of transaction:


             -------------------------------------------------------------------
         5.  Total Fee Paid:


             -------------------------------------------------------------------


[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.       Amount Previously Paid:

              -------------------------------------
     2.       Form, Schedule or Registration Statement No.:

              -------------------------------------
     3        Filing Party:

              -------------------------------------
     4.       Date Filed:

              -------------------------------------

                    UNITED FINANCIAL BANKING COMPANIES, INC.
                               8399 Leesburg Pike
                             Vienna, Virginia 22182


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


         The Annual Meeting of Shareholders of United Financial Banking Companies, Inc. will be held at the McLean Community Center, 1234 Ingleside Avenue, McLean, Virginia on Friday, June 8, 2001, at 10:00 a.m. for the following purposes:

         (1) To elect two (2) Class 2 Directors

         (2) To act upon such other matters as may properly come before the Meeting or any adjournments thereof.

         Only holders of shares of Common Stock of record at the close of business on March 30, 2001 shall be entitled to vote at the Meeting.

         Please sign and promptly mail the enclosed proxy to ensure the presence of a quorum at the Meeting.

                                       By Order of the Board of Directors,


                                       /s/ LISA M. PORTER

                                       Lisa M. Porter
                                       Corporate Secretary


April 25, 2001



         Please sign, date and return your proxy promptly, whether or not you plan to attend the Meeting in person. No postage is required if mailed in the United States in the enclosed envelope. If you attend the Meeting, you may, if you desire, revoke your proxy and vote in person.

                    UNITED FINANCIAL BANKING COMPANIES, INC.
                                Executive Offices
                               8399 Leesburg Pike
                             Vienna, Virginia 22182

                                 PROXY STATEMENT

                         Annual Meeting of Shareholders
                             To Be Held June 8, 2001


                                     GENERAL

         This Proxy Statement and accompanying form of proxy, mailed to shareholders on or about May 9, 2001, are furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of United Financial Banking Companies, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Meeting") to be held at 10:00 a.m. on Friday, June 8, 2001, at the McLean Community Center, 1234 Ingleside Avenue, McLean, Virginia, and at any adjournment thereof. The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to solicitation by mail, the Company will request banks, brokers and other custodians, nominees and fiduciaries to send proxy materials to the beneficial owners and to secure their voting instructions, if necessary. The Company, upon request, will reimburse them for their expenses in so doing. Directors, officers and regular employees of the Company may solicit proxies personally, by telephone or by telecopy, from some shareholders if proxies are not received promptly. Such persons will not receive any additional compensation for such solicitation.

         The Board has fixed the close of business on March 30, 2001, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting (the "Record Date").

         A proxy in the accompanying form which is properly signed and returned and not revoked will be voted in accordance with instructions contained therein. Shares represented by proxies for which no instruction is given will be voted FOR the election of the nominees for directors specified herein and in the discretion of the holders of the proxies on all other matters properly brought before the Meeting and any adjournment or postponement thereof. The judges of election appointed for the Meeting will determine the presence of a quorum and will tabulate the votes cast at the Meeting. Abstentions will be treated as present for purposes of determining a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the vote of shareholders. If a broker indicates that he or she does not have discretionary authority to vote any shares of Common Stock as to a particular matter, such shares will be treated as present for general quorum purposes, but will not be considered as present or voted with respect to such matter.

         Any shareholder giving a proxy may revoke it at any time before it is exercised by executing another proxy or by appearing at the Meeting and voting in person.

         The Company's Annual Report to Shareholders for the year ended December 31, 2000, is being sent to all shareholders with this Proxy Statement. Said Report is not to be considered a part of the proxy solicitation materials.

         At the Annual Meeting, each of the Company's outstanding shares of Common Stock will be entitled to one vote on all matters submitted to the shareholders. There are no cumulative voting rights. On the Record Date, there were 1,001,499 shares of Common Stock outstanding, held by approximately 435 shareholders of record.

                              ELECTION OF DIRECTORS

         The Corporation's Articles of Incorporation provide for the Board of Directors to be divided into three classes, as nearly equal in number as possible. Each class serves for a term of three years, with one class being elected each year. The Articles also provide that a vacancy on the Board of Directors shall be filled by a vote of the majority of the remaining directors, even if the remaining number of directors may be less than a quorum. The successor director selected by the remaining directors serves only until the next Annual Meeting of Shareholders, at which time the shareholders elect a successor director to serve for the remaining portion of that director's three-year term.

         At the 2001 Annual Meeting, two (2) Class 2 directors will be elected to serve until the 2004 Annual Meeting of Shareholders and until their successors are elected and qualified. Harold C. Rauner and Edward H. Pechan are the nominees for election as Class 2 directors. These nominees have previously been elected as directors by the shareholders of the Company. The Board recommends that the nominees named above be elected. Proxies received will be voted FOR the election of the nominees, unless marked to the contrary. A shareholder who desires to withhold voting of the proxy for the nominees may so indicate on the proxy. In order for a nominee to be elected, he must receive a plurality of the votes cast in the election at the Meeting. These nominees have consented to be named in this Proxy Statement as nominees for election as directors and have indicated their intent to serve if elected. However, in the event the nominees are not available for election, the proxies will be voted for such persons as shall be designated by the Board as replacements.

         The following information is furnished with respect to the nominees for election as a director and the remaining directors who will continue to serve as indicated below, including age, the year each became a director, information regarding beneficial ownership of the Company's Common Stock as of the Record Date, and each nominee's principal occupation and business experience.

                                                                       Number of Shares of          Percent of
                                                       Year First         Common Stock           Outstanding Common
                                          Ages       Became Director   Beneficially Owned (1)      Stock Shares (1)
                                          ----       ---------------   ----------------------    ------------------
Class 1 - To serve until  the 2003 Annual Meeting

   William J. McCormick, Jr.              (63)          1995                32,355 (2)                  3.22 %

   Manuel V. Fernandez                    (73)          1998               136,726 (3)                 13.55 %

Class 2 - If elected to serve until the 2004 Annual Meeting

   Harold C. Rauner                       (50)          1994                53,568 (4)                  5.13 %

   Edward H. Pechan                       (54)          1995                 7,000 (5)                   .70 %

Class 3 - To serve until the 2002 Annual Meeting

   Dennis I. Meyer                        (65)          1983               105,007 (6)                 10.41 %

   Sharon A. Stakes                       (38)          1994                 8,550 (7)                   .85 %

   Jeffery T. Valcourt                    (48)          1996               294,613 (8)                 28.88 %

All directors and executive officers as a group (8 persons)                642,344 (9)                 58.56 %

(1) A person is deemed to be the beneficial owner of shares as to which he has or shares voting or investment power. Except as otherwise indicated, all shares are owned directly. Ownership is based on 1,001,499 shares of Common Stock as of the Record Date. In calculating the percentage of shares owned for warrant and option holders, the total number of shares outstanding is deemed to include the warrant and option shares granted and exercisable within sixty days of the Record Date.

(2) Includes 28,222 shares owned indirectly and a warrant to purchase 1,333 shares of Common Stock. The shares of Common Stock and the warrant are owned by a company of which Mr. McCormick is the owner and President. Also includes options to purchase 2,800 shares of Common Stock pursuant to the Company's Directors Stock Option Plans.

(3) Includes 128,859 shares owned directly and a warrant to purchase 6,666 shares of Common Stock. Also includes an option to purchase 1,200 shares of Common Stock pursuant to the Company's 1999 Directors Stock Option Plan.

(4) Includes 10,664 shares owned directly, a warrant to purchase 73 shares of Common Stock and options to purchase 42,831 shares of Common Stock pursuant to the Company's Executive Stock Plans.

(5) Includes 4,200 shares owned directly and options to purchase 2,800 shares of Common Stock pursuant to the Company's Directors Stock Option Plans.

(6) Includes 175 shares of Common Stock owned by each of Mr. Meyer's five children (875 shares in the aggregate), 239 shares owned by Mr. Meyer and 97,093 shares owned by his spouse, Rita M. Meyer. Also includes options to purchase 2,800 shares of Common Stock pursuant to the Company's Directors Stock Option Plans and a warrant to purchase 4,000 shares of Common Stock beneficially owned by one of Mr. Meyer's children.

(7) Includes 400 shares owned directly and options to purchase 8,150 shares of Common Stock pursuant to the Company's 1990 Executive Stock Plan.

(8) Includes 1,000 shares of Common Stock owned by Mr. Valcourt and options to purchase 2,800 shares of Common Stock pursuant to the Company's Directors Stock Option Plans. Also includes 275,813 shares of Common Stock and warrants to purchase 16,000 shares of Common Stock owned by JNV Limited Partnership II, of which Mr. Valcourt is the general partner.

(9) Includes options to purchase 54,806 shares of Common Stock pursuant to the Company's Executive Stock Plans, options to purchase 12,400 shares of Common Stock pursuant to the Directors Stock Option Plans and warrants to purchase 28,173 shares of Common Stock.

         The business experience of the nominees for election described below relates to the past five years unless otherwise indicated.

         Mr. McCormick is the owner of Jordan Kitt's Music, Inc., and serves as its President. He serves as a director for the American Music Conference and of the Schmitt Music Centers in Minneapolis, Minnesota.

         Mr. Fernandez is the owner and President of 650 Water Street, Inc., which operates a hotel and restaurant. Over the past several years, Mr. Fernandez has served as a director for several banks and currently serves as a director for the Hello Network. He is a managing member or a general partner in several real estate projects.

         Mr. Rauner became President of The Business Bank in December 1994. In January 1997, Mr. Rauner was elected President and CEO of the Company by the Board of Directors. He is also President and director of the Company's subsidiary, Business Venture Capital, Inc. (BVCI) and a director of the Bank's subsidiary, The Business Bank Insurance Agency, Inc. Previously, Mr. Rauner was President, CEO, and founding director of the Heritage Bank in McLean, Virginia, where he was employed for seven years. He is currently a director of the Northern Virginia Community Foundation and Sonex Enterprises, a high technology firm.

         Mr. Pechan is President of E.H. Pechan & Associates, Inc., which is a national consulting firm in Springfield, Virginia, specializing in environmental policy issues.

         Mr. Meyer is one of the founding directors of the Company. He is a partner in the law firm of Baker & McKenzie, Washington, D.C., which specializes in international law. He is a director of Jordan Kitt's Music, Inc., Oakwood Homes Corporation, Daily Express Inc., Natelli Holdings, Inc., and Natelli Communities Inc. He is a General Partner of Potomac Investment Associates.

         Mrs. Stakes has been employed by the Company's main subsidiary, The Business Bank, since 1984 and currently serves as Executive Vice President of the Company, the Bank and BVCI. Mrs. Stakes is also the President and a director of The Business Bank Insurance Agency, Inc.

         Mr. Valcourt was elected Chairman of the Board of the Company by the Board of Directors in January 1997. He also serves as a director of the Bank, BVCI and The Business Bank Insurance Agency, Inc. Mr. Valcourt is the Chairman and CEO of Valcourt Building Services, a window washing and exterior building maintenance company, with offices in Arlington, Virginia, Elizabeth, New Jersey, Pennsauken, New Jersey and Atlanta, Georgia. Valcourt Building Services is the largest window cleaning company in the United States.

         The Board of Directors recommends that the shareholders vote FOR the nominees standing for election as director.


Information Regarding the Board of Directors and Its Committees

         There were 5 meetings of the Board of Directors during 2000. The Company has standing audit, compensation and nominating committees. During 2000, all of the Company's directors attended more than 75% of the Board of Directors meetings and committee meetings of which they were members except Director Pechan who attended 40% of the Board of Directors meetings and 40% of the committee meetings of which he is a member. The non-employee directors of the Bank are paid $100 per each loan committee meeting attended.


Audit Committee
         During 2000, the Joint Audit Committee of the Company and the Bank consisted of Messrs. Fernandez, McCormick, Meyer, Pechan and Valcourt, non-employee members of the Board of Directors and Mr. Robert Pitts, a non-employee member of the Bank Board of Directors. The Audit Committee has adopted a charter, a copy of which is attached to this Proxy Statement as Appendix A. Each of the members of the Audit Committee is independent, as determined under the definition of independence adopted by the National Association of Securities Dealers.

Audit Committee Report
         The Audit Committee has been appointed to assist the Board of Directors in fulfilling the Board's oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls establish by management and the Board and the independence and performance of the Company's audit process.

         The Audit Committee has:

         (1) reviewed and discussed with management the audited financial statements included in the Company's Annual Report and Form 10-KSB;

         (2) discussed with Brown, Dakes, Wannall & Maxfield, P.C., the Company's independent auditors, the matters required to be discussed by statement of Auditing Standards No. 61, and has received the written disclosures and letter from Brown, Dakes, Wannall & Maxfield, P.C., as required by Independence Standards Board Standard No. 1; and

         (3) discussed with Brown, Dakes, Wannall & Maxfield, P.C., its independence.

Based on these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-KSB for the year ended December 31, 2000. The Audit Committee has also considered whether the amount and nature of non-audit services provided by Brown, Dakes, Wannall & Maxfield, P.C. is compatible with the auditor's independence.

                         Members of the Audit Committee

Manuel V. Fernandez                Dennis I. Meyer           Robert W. Pitts
William J. McCormick, Jr.          Edward H. Pechan          Jeffery T. Valcourt


Fees Paid to Independent Accounting Firm
Audit fees.
         The aggregate amount of fees billed by Brown, Dakes, Wannall & Maxfield, P.C. for services provided in connection with the audit of the Company's financial statements for the year ended December 31, 2000, and for review of the financial statements included in the Company' quarterly reports on Form 10-QSB filed during 2000 was $29,500.

Financial Information Systems Design and Implementation and All Other Fees.
         Brown, Dakes, Wannall & Maxfield, P.C. did not bill for any other professional services during the year ended December 31, 2000 including services relating to the design, implementation or operation of the Company's financial information systems.

Compensation Committee
         The Compensation Committee currently consists of Messrs. McCormick, Meyer and Valcourt, non-employee members of the Board of Directors. The Committee meets annually to award options under the Executive Stock Plan and to establish the price of each option share granted.

Nominating Committee
         The Nominating Committee currently consists of Messrs. Meyer, Rauner and Valcourt . This committee meets annually to nominate the slate of directors to be elected at the Annual Shareholders Meeting.



                               EXECUTIVE OFFICERS

Names (Ages) of Executive Officers

         Jeffery T. Valcourt (48), a director of the Company, became Chairman of the Board in January 1997. Mr. Valcourt has served as Vice Chairman of The Business Bank Board of Directors since June 1997.

         Harold C. Rauner (50), a director of the Company, has served as the President and Chief Executive Officer of the Company since January 24, 1997. Mr. Rauner became President of The Business Bank, the Company's main subsidiary, in December 1994.

         Sharon A. Stakes (38), a director of the Company, has served as Executive Vice President of the Company since July 17, 1999. Mrs. Stakes became Executive Vice President of The Business Bank in June 1998.

         Lisa M. Porter (41) has served as Chief Financial Officer of the Company since June 24, 1996. Ms. Porter became Chief Financial Officer of The Business Bank in October 1997.

Executive Compensation

         The following table sets forth the annual compensation for the period 1998 through 2000 paid to the Chief Executive Officer (CEO) of the Company during the year ended December 31, 2000. Neither of the Company's other executive officers received in excess of $100,000 in annual compensation in 2000.


                                                Summary Compensation Table



                                                                                      Long-Term
                                                                                     Compensation
                                            Annual Compensation                         Awards
                             ------------------------------------------------        -------------

                                                                                      Securities
                                                                 Other Annual         Underlying           All Other
     Name and                            Salary       Bonus      Compensation        Options/SARs        Compensation
Principal Position           Year         ($)         ($)            ($)                 (#)                 ($)
------------------           ----       -------      ------      ------------        ------------        ------------
Harold C. Rauner             2000       112,515      -- (1)          --                  --                2,339 (2)
President and Chief          1999        95,712      -- (1)          --                13,498              2,396 (2)
Executive Officer            1998        93,281      -- (1)          --                  --                3,625 (2)


(1) Mr. Rauner requested that the Board of Directors and Compensation Committee not include him in the Company's bonus allocation.

(2) The amounts shown consist of employer matching and pay-based credits under the UFBC 401(K) Plan.




                                             Stock Options/SAR Grants in 2000


                               Number of Securities         % of Total
                              Underlying Options/SARs      Options/SARs Granted       Exercise Price or     Expiration
      Name                         Granted (#)             to Employees in 2000       Base Price ($/Sh)        Date
-----------------             -----------------------      --------------------       -----------------     ----------
Harold C. Rauner                        --                       N/A                        N/A                N/A
President and Chief
Executive Officer






                            Aggregated Option/SAR Exercises in 2000 and 2000 Option/SAR Values


                                                                 Number of Securities            Value of Unexercised
                                                              Underlying Options/SARs at     In-the-Money Options/SARs at
                             Shares Acquired       Value          Fiscal Year End (#)            Fiscal Year End ($)
        Name                 on Exercise (#)     Realized     Exercisable / Unexercisable    Exercisable / Unexercisable
------------------          -----------------    ---------    ---------------------------    -----------------------------
Harold C. Rauner                   --              $-0-             31,457 / 10,123                $28,082 / $ -0-
President and Chief
Executive Officer


Compensation Pursuant to Plans

         The Company maintains certain plans that provide, or may provide, additional compensation to current directors, executive officers and other employees of the Company. These plans include: the Company's 401(K) Plan and the Company's 1990 and 1999 Executive Stock Plans and the 1996 and 1999 Directors Stock Plans.

401(K) Plan

        The Company established a 401(K) Plan in 1995, which covers all employees who meet specified age and employment requirements. The administrative expense associated with the 401(K) Plan was approximately $1,800 in 2000. The

Company made a contribution to the 401(K) Plan of $24,000 in 2000. Future contributions, if any, will be determined annually at the discretion of the Company's Compensation Committee and Board of Directors.


Executive Stock Plans

         The Company maintains Executive Stock Plans covering substantially all employees. Under the plans, any employee who has or is expected to significantly contribute to the Company's growth and profit may be granted one or more options. Members of the Compensation Committee ("Committee") are not eligible. The Committee, consisting of designated non-employee members of the Board of Directors, may designate the characteristics and terms of the granted options.

         The Committee establishes the price of each option share granted, provided that the price of qualified shares at the time of the grant not be less than the stock's fair market value or book value. The options are exercisable at any time over a ten year period from the date of grant as long as the option holder is an employee of the Company. As of December 31, 2000, options to purchase 69,880 shares of Common Stock had been granted under the 1990 Executive Stock Plan which expired on December 31, 1999. Of the 69,880 option shares granted, 48,506 were exercisable at December 31, 2000. The 1999 Executive Stock Plan was approved at the June 4, 1999 Annual meeting. The maximum number of shares issuable under the 1999 Executive Stock Plan is 53,949. No shares have been issued under the 1999 Executive Stock Plan which expires on December 31, 2003.


Director Stock Plans

         The Company has a 1996 and 1999 Nonqualified Stock Option Plan for Non-Employee Directors (the Directors Plan) which awards options to purchase Common Stock to non-employee directors of the Company and of the Bank. The 1999 Directors Plan also includes awards to advisory board members. The maximum number of shares issuable under the 1996 Directors Plan was 8,000. The 1996 Directors Plan expired on July 1, 1998 and all options to purchase stock were issued. The maximum number of shares issuable under the 1999 Directors Plan is 35,000. As of December 31, 2000, options to purchase 9,200 shares of Common Stock had been granted under the 1999 Directors Plan. The 1999 Directors Plan expires on August 1, 2003.


Certain Relationships

         The Company's officers and directors and other corporations, business organizations and persons with whom some of the Company's officers and directors are associated, customarily have banking transactions with the bank subsidiary. All loan transactions have been made in the ordinary course of business on substantially the same terms, including interest rates and security for loans, as those prevailing at the time in comparable transactions with non-affiliated entities, and have not involved more than the normal risk of collectibility and do not present other unfavorable features. Loans to principal shareholders in excess of 5% beneficial ownership ("shareholders"), directors, officers and their family members or businesses in which the officer, director or shareholders, as a group, totaled $2,649,652 at December 31, 2000.

         The building which serves as the Company's headquarters is owned by a limited liability company of which Mr. Manuel V. Fernandez, a director and beneficial shareholder owning in excess of 5% of the Company's Common Stock, has 50% beneficial ownership of the limited liability company. A second shareholder, owning less than 5% of the Company's Common Stock also has 50% beneficial ownership in the limited liability company. The lease terms include three options for renewal and a right of first offer. During 1997, the Bank exercised one renewal option for a nine year extension. At December 31, 2000, the future minimum lease payments for the Company's headquarters totaled $1,250,172.

Stock Ownership

         At March 30, 2001, the officers and directors of the Company beneficially owned, in the aggregate and without duplication, 642,344 shares of Common Stock, or 58.56% of the shares outstanding. To the best of the Company's knowledge, persons who beneficially owned 5% or more of the Company's Common Stock on that date are set forth in the following table.




                                                  Number of Shares of Common Stock       Percent of Outstanding Common
                                                         Beneficially Owned (1)                 Stock Shares (1)
                                                  --------------------------------       -----------------------------
JNV Limited Partnership II/Jeffery Valcourt                  294,613 (2)                            28.88 %
1001 N. Highland Street
Suite 200
Arlington, VA  22201

Manuel V. Fernandez                                          136,726 (3)                            13.55 %
650 Water Street, S.W.
Washington, D.C.  20024

Dennis I. Meyer                                              105,007 (4)                            10.41 %
6307 Olmi Landrith Drive
Alexandria, VA  22307

Rita M. Meyer                                                105,007 (4)                            10.41 %
6307 Olmi Landrith Drive
Alexandria, VA  22307

Robert F. Long                                                71,569                                 7.15 %
300 Belvedere Street
Carlisle, PA  17013

Harold C. Rauner                                              53,568 (5)                             5.13 %
12006 Settle Court
Fairfax, VA 22033



(1) A person is deemed to be the beneficial owner of shares as to which he owns or shares voting or investment power. Except as otherwise indicated, all shares are owned directly. Ownership is based on 1,001,499 shares of Common Stock. In calculating the percentage of shares owned for warrant and option holders, the total number of shares outstanding is deemed to include the warrant and option shares granted and exercisable within sixty days of the Record Date.

(2) Includes 1,000 shares of Common Stock owned by Mr. Valcourt and options to purchase 2,800 shares of Common Stock pursuant to the Company's Directors Stock Option Plans. Also includes 275,813 shares of Common Stock and warrants to purchase 16,000 shares of Common Stock owned by JNV Limited Partnership II, of which Mr. Valcourt is the general partner.

(3) Includes 128,859 shares owned directly and a warrant to purchase 6,666 shares of Common Stock. Also includes an option to purchase 1,200 shares of Common Stock pursuant to the Company's 1999 Directors Plan.

(4) Mr. Dennis I. Meyer and Mrs. Rita M. Meyer have beneficial ownership through marriage. The ownership above includes 175 shares owned by each of Mr. and Mrs. Meyer's five children (875 shares in the aggregate), 239 shares owned by Mr. Meyer and 97,093 shares owned by Mrs. Meyer. Also includes options owned by Mr. Meyer to purchase 2,800 shares of Common Stock pursuant to the Company's Directors Stock Option Plans and a warrant to purchase 4,000 shares of Common Stock beneficially owned by one of Mr. and Mrs. Meyer's children.


(5) Includes 10,664 shares owned directly, a warrant to purchase 73 shares of Common Stock and options to purchase 42,831 shares of Common Stock pursuant to the Company's Executive Stock Plans.

           RELATIONSHIP WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The accounting firm of D.R. Maxfield & Company was selected to audit the consolidated financial statements of the Company for the years ended December 31, 1997, 1998 and 1999. On January 1, 2001, D.R. Maxfield & Company, the independent certified public accountants which audited UFBC's financial statements as of and for the three years ended December 31, 2000, advised UFBC that it had merged with the firm Brown, Dakes & Wannall, P.C. to form the firm of Brown, Dakes, Wannall & Maxfield, P.C.

         D.R. Maxfield & Company's report on UFBC's financial statements for the years ended December 31, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles. During the period January 1, 1998 to December 31, 2000 and through the date on which they merged, there were no disagreements with D.R. Maxfield & Company on any matter of accounting principles or practices, financial statement disclosure, audit scope or procedure which, if not resolved to its satisfaction, would have caused it to make reference to such disagreement in connection with this report. Representatives from Brown, Dakes, Wannall & Maxfield, P.C. will not be present at the Annual Meeting.

              INFORMATION RELATING TO FUTURE SHAREHOLDER PROPOSALS

         In the event shareholders of the Company intend to make any proposals to be presented at the next Annual Meeting of Shareholders of the Company to be held on such date as shall be designated by the Board, such proposals must be received at the Company's executive offices at 8399 Leesburg Pike, Vienna, Virginia 22182, not less than 120 days prior to April 12, 2002 or December 19, 2001, in order for such proposals to be included in the Company's Proxy Statement and form of proxy relating to such meeting. If such proposal is not to be included in the Company's Proxy materials, notice must be received no later than 120 days prior to the 2002 Annual Meeting of Shareholders, anticipated to be held in June 2002.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more ten percent of the Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission, and to provide the Company with copies of all Forms 3, 4 and 5 they file.

         Based solely upon the Company's review of the copies of the forms which it has received and written representations from the Company's directors, executive officers and ten percent shareholders, the Company is not aware of any failure of any such person to comply with the requirements of Section 16(a).


                                  OTHER MATTERS

         Management has no knowledge of any other matters which may come before the Meeting and does not itself intend to present any such other matters. However, if any such matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own best judgment.


         THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, INCLUDING FINANCIAL STATEMENTS, ARE BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. THE COMPANY WILL PROVIDE SHAREHOLDERS, UPON THEIR REQUEST, WITH A COPY OF THE ANNUAL FORM 10- KSB REPORT TO THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000.


                                              By Order of the Board of Directors

                                              /s/ LISA M. PORTER

                                              Lisa M. Porter
                                              Corporate Secretary
April 25, 2001

                                                                      APPENDIX A

                          JOINT AUDIT COMMITTEE CHARTER

Purpose and Responsibilities: In general, the Committee reviews and reports to the Board of Directors regarding the performance of the internal audit function and independent auditors, the integrity of the financial statements, management's efforts to maintain a system of internal controls, and compliance with legal and regulatory requirements. Specific responsibilities of the Committee include the following:

                           Organization and Reporting
                           --------------------------
1. Reviewing and reassessing the Charter of the Committee each year, and recommending any proposed changes to the Board for approval.
2.  Providing regular reports of its activities to the Board.
3. As specifically directed by the Board, investigating and reporting to the Board with respect to matters involving financial reporting, financial accounting, internal controls, or compliance with laws and regulations.

                     Relationships with Independent Auditors
                     ---------------------------------------
4. Reviewing and recommending to the Board the engagement of independent auditors, reviewing the fees to be paid under such engagements, recommending to the Board whether or not the engagement of the independent auditors should continue, and advising the Board regarding the selection of new auditors.
5. Obtaining each year the disclosures and letter from the independent auditors regarding the relationships between the auditors and the Company and the independence of the auditors as required by Independence Standards Board Standard No. 1, and discussing these materials and any relationships or services disclosed in them that may affect the objectivity and independence of the auditors.
6. Reviewing the provision of non-audit services by the independent auditors, and considering whether the provision of such services is compatible with the auditor's independence.
7. Taking, or recommending to the Board that the Board take, appropriate action to oversee the independence of the outside auditors.

                        Audit Scope and Internal Controls
                        ---------------------------------
8. Reviewing with management and the independent auditors the scope of services required by the audit, major risk factors, significant accounting policies, audit conclusions regarding significant accounting estimates, and the compliance of the audit with the audit procedures required by Section 10A of the Securities Exchange Act of 1934 relating to detection of illegal acts, identification of related party transactions, and evaluation of the Company as a going concern.
9. Reviewing with management and the independent auditors their assessments of the adequacy of internal controls, and the resolution of identified material weaknesses and reportable conditions in internal controls.
10. Discussing with management any significant disagreements between the accountant and management, and any significant changes to or restrictions on the planned scope of the audit.

                              Financial Statements
                              --------------------
11. Discussing with management and the independent auditors issues regarding accounting principles and practices that could significantly affect the financial statements or the adequacy of the internal control system including required or suggested changes in auditing and accounting principles and practices.
12. Reviewing as a committee, or through the Chairman of the Committee, the quarterly financial statements included in the Company's Forms 10-QSB with management and the independent auditors.
13. Reviewing and discussing the audited financial statements with management.
14. Discussing with the independent auditors the matters required by Statement of Auditing Standards No. 61, as amended, which requires auditors to communicate certain matters to the Committee. These matters include the methods used to account for any significant unusual transactions, the effect of significant accounting policies in any controversial or emerging areas for which there is a lack of authoritative guidance or consensus, the process used by management in formulating certain accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates, and any disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements.
15. Based upon the reviews and discussions referred to in paragraphs 5, 13 and 14, recommending to the Board whether the financial statements should be included in the Company's annual report on Form 10-KSB.

                                                                      APPENDIX A
                          JOINT AUDIT COMMITTEE CHARTER

                                   External Reports
                                   ----------------


16. Issuing a report to be included in the Company's annual proxy materials stating that the Committee has fulfilled the responsibilities set forth in paragraphs 5, 6, 13, 14, and 15.
17. Reviewing with management the basis for the annual Management Reports regarding the annual financial statements, internal control structure, procedures for financial reporting, and compliance with laws and regulations relating to safety and soundness required the Federal Deposit Insurance Act ("FDIA") and implementing regulations; and with the independent auditors the basis for their reports required by the FDIA.

                          Legal and Regulatory Matters
                          ----------------------------
18. Discussing with management and the independent auditors any illegal acts reported by them, and taking, or recommending that the Board take, appropriate remedial action.
19. Reviewing with management and legal counsel legal and regulatory matters that may have a material impact on the financial statements.

                                 Internal Audit
                                 --------------
20. Approving the appointment of any accounting firm engaged to perform internal audit functions, and reviewing the fees to be paid to such firm.
21. Reviewing and approving the scope of internal audits and significant reports by the internal audit function, and reviewing the effectiveness of the internal audit function in monitoring the system of internal controls.

Reporting: The Committee reports to the full Board of Directors of the Company. The Board of Directors of the Company establishes the Charter, membership, and duties of the Committee, and, as representatives of the shareholders, has the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the independent auditors. The independent auditors are accountable to the Audit Committee and the Board of Directors as representatives of the shareholders.

Membership: The Board of Directors establishes the number of members, the membership of the Committee, and the Chairman of the Committee at the annual organizational meeting and at other times the Board deems appropriate. The Committee consists of at least three members. All members are outside, independent directors. The membership meets the independence, experience, and other requirements of the NASDAQ National Market and the FDIA.

Meeting Frequency: The Committee meets at least quarterly, and at such other times as are established by the Chairman, the Committee, or the Board.

Conduct of Meetings; Joint Committee: The Committee establishes reasonable rules for the conduct of meetings and required notice of meetings, subject to oversight by the Board of Directors. The Committee meets by conference call or in person. Minutes of the Committee are not required, but may be kept. Reports and recommendations to the Board of Directors are written. Meetings of the Company and Bank Committees are held jointly. Each Board has authority with respect to its Committee. The Committees and the Boards are referred to in the singular in this charter from time to time for convenience.

Authority, Support, and Advice: The Committee's functions are supported by the Chief Financial Officer. The Committee may hold meetings with independent auditors, internal audit personnel, outside counsel to the Company and the Bank, and others as it deems appropriate. The Committee is advised by the independent auditors and the Company's outside counsel, and also may, but is not required to, engage separate counsel or other advisors to the Committee. The Committee may rely on these advisors regarding the application, contents, and meaning of auditing and accounting standards, laws, and regulations. The Committee may rely on the independent auditors to identify the matters required to be discussed and disclosed by the independent auditors.

Responsibilities of Management and Independent Auditors: While the Committee has the review, oversight, and reporting responsibilities set forth in this charter, it does not have responsibility for planning or conducting audits or for determining that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Those are responsibilities of management and the independent auditors, rather than the Committee. The Committee also is not responsible for ensuring compliance with laws or regulations, or for resolving disagreements, if any, between management and the independent auditor.
                                      -End-

                    UNITED FINANCIAL BANKING COMPANIES, INC.
                               8399 Leesburg Pike
                             Vienna, Virginia 22182

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
           This Proxy is Solicited on Behalf of the Board of Directors

         The undersigned, revoking any proxy heretofore given, hereby appoints Harold C. Rauner, Jeffery T. Valcourt and Dennis I. Meyer, or either of them (with full power to act in the absence of the other, each with full power of substitution) as proxies to vote all of the shares of Common Stock of United Financial Banking Companies, Inc. (the "Company"), held of record at the close of business on March 30, 2001, by the undersigned at the Annual Meeting of Shareholders of said company, to be held in Community Hall C at the McLean Community Center, 1234 Ingleside Avenue, McLean, Virginia, on June 8, 2001, at 10:00 a.m., and at any and all adjournments thereof as follows:

    1.  ELECTION OF DIRECTORS     [  ]     FOR all nominees listed below
                                           (except as indicated to the contrary
                                            below)

                                  [  ]     WITHHOLD AUTHORITY to vote for all
                                           nominees listed below  (under
                                           Instructions)

        Class 2 - Directors                Harold C. Rauner
                                           Edward H. Pechan


        Instructions:  To withhold authority to vote for either of the nominees, write that nominee's name in this space:

                       ---------------------------------------------------------

    2. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before this meeting.


This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of nominees listed under Item 1.

Please sign exactly as your name appears below. When shares are held by joint tenants either one may sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                                  ----------------------------------------------
                                  Signature                                Date



                                  ----------------------------------------------
                                  Signature if held jointly                Date



                                  I plan ____ do not plan ____ to attend the Annual Meeting.


The number of shares shown above are covered by this proxy.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.